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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      August 13, 2002
                                                      (August 13, 2002)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-10410                     62-1411755
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


        ONE HARRAH'S COURT
         LAS VEGAS, NEVADA                                         89119
(Address of Principal Executive Offices)                         (Zip Code)


                                 (702) 407-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

     On August 13, 2002, Philip G. Satre, Principal Executive Officer of Harrah's Entertainment, Inc. and Charles L. Atwood, Principal Accounting Officer of Harrah's Entertainment, Inc., each filed a Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings with the Securities and Exchange Commission, copies of which are attached hereto as Exhibit 99(1) and
Exhibit 99(2) and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits

          99(1) Text of Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.

          99(2) Text of Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARRAH'S ENTERTAINMENT, INC.


Date: August 13, 2002              By: /s/ Brad L. Kerby
                                       -------------------------------------
                                       Name:   Brad L. Kerby
                                       Title:  Vice President, Corporate
                                               Counsel, and Secretary






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